UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2020

Emerson Electric Co.

(Exact name of registrant as specified in its charter)

Missouri	1-278	43-0259330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 West Florissant Avenue, St. Louis, Missouri 63136

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (314) 553-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.50 par value per share	EMR	New York Stock Exchange
N/A	N/A	NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2020, the Board of Directors of Emerson Electric Co. (the “Company”) amended the Company’s Bylaws (the “Bylaws”), effective on that date.

Article III, Section 19, regarding the Company’s “proxy access” Bylaw provisions, has been amended to remove a limitation that provided that as long as the Company maintained a classified board structure, the maximum number of proxy access nominees in a year could not exceed one-half of the number of directors to be elected at that annual meeting. In addition, Article III, Section 19 was also amended to remove a reference to the filing by the nominating shareholder of “other communication” in addition to solicitation materials pursuant to Regulations 14A of the Securities Exchange Act of 1934.

Article III, Section 3 of the Bylaws provides that no director is permitted to stand for election or re-election to the Board for a term to which such director is to be elected or appointed if such person reaches the age of 72 prior to commencement of such term. The Bylaws have been amended to grant an exception to this limitation for certain directors.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws. The amended Bylaws, and a copy of the amended Bylaw provisions marked to show changes from the prior Bylaw provisions dated June 5, 2018, are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

3.1	Bylaws of Emerson Electric Co., as amended through November 3, 2020.

3.2	Article III, Sections 3 and 19 of the Bylaws of Emerson Electric Co., as amended through November 3, 2020, marked to show changes from prior Bylaw provisions as amended through June 5, 2018.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2020	EMERSON ELECTRIC CO.

	By:	/s/ John A. Sperino
John A. Sperino
Vice President and Assistant Secretary